As filed with the Securities and Exchange Commission on May 12, 2014

Registration No. 333-180876

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Genesis Energy, L.P.

Genesis Energy Finance Corporation

(and the subsidiaries identified below in the Table of Subsidiary Guarantor Registrants)

(Exact name of registrant as specified in its charter)

Delaware	76-0513049
Delaware	20-5948137
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

919 Milam, Suite 2100

Houston, Texas 77002

(713) 860-2500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Kristen O. Jesulaitis

919 Milam, Suite 2100

Houston, Texas 77002

Telephone: (713) 860-2500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

J. Vincent Kendrick

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

Telephone: (713) 220-5839

Approximate Date of Commencement of Proposed Sale to the Public: From time to time after the registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered / Proposed Maximum Offering Price Per Unit / Proposed Maximum Aggregate Offering Price / Amount of Registration Fee(1)
Common Units
Preferred Securities
Subordinated Securities
Options
Warrants
Rights
Debt Securities
Guarantees of Debt Securities(2)

(1)	An indeterminate initial offering price, principal amount or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices or upon conversion, exchange or exercise of securities registered hereunder to the extent any such securities are, by their terms, convertible into or exchangeable or exercisable for, such securities. Separate consideration may or may not be received for securities that are being registered that are issued in exchange for, or upon conversion or exercise of, the securities being registered hereunder. In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of all of the registration fee.
(2)	One or more existing or future subsidiaries of Genesis Energy, L.P. may guarantee the debt securities of Genesis Energy, L.P. and Genesis Energy Finance Corporation. If a series of debt securities is guaranteed, such series will be guaranteed by certain subsidiaries other than “minor” subsidiaries as such term is interpreted in securities regulations governing financial reporting for guarantors. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees of the debt securities being registered.

TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No
BR Port Services, LLC	Delaware	76-0513049
Casper Express Pipeline, LLC	Delaware	76-0513049
Davison Petroleum Supply, LLC	Delaware	76-0513049
Davison Transportation Services, Inc.	Delaware	26-0614522
Davison Transportation Services, LLC	Delaware	76-0513049
GEL CHOPS GP, LLC	Delaware	76-0513049
GEL CHOPS I, L.P.	Delaware	76-0513049
GEL CHOPS II, L.P.	Delaware	76-0513049
GEL Louisiana Fuels, LLC	Delaware	76-0513049
GEL Odyssey, LLC	Delaware	76-0513049
GEL Offshore Pipeline, LLC	Delaware	76-0513049
GEL Offshore, LLC	Delaware	76-0513049
GEL Poseidon, LLC	Delaware	76-0513049
GEL Sekco, LLC	Delaware	76-0513049
GEL Tex Marketing, LLC	Delaware	76-0513049
GEL Wyoming, LLC	Delaware	76-0513049
Genesis BR, LLC	Delaware	76-0513049
Genesis CHOPS I, LLC	Delaware	76-0513049
Genesis CHOPS II, LLC	Delaware	76-0513049
Genesis CO2 Pipeline, L.P.	Delaware	76-0513049
Genesis Crude Oil, L.P.	Delaware	76-0513049
Genesis Davison, LLC	Delaware	76-0513049
Genesis Energy, LLC	Delaware	76-0513049
Genesis Free State Holdings, LLC	Delaware	76-0513049
Genesis Marine, LLC	Delaware	76-0513049
Genesis Natural Gas Pipeline, L.P.	Delaware	76-0513049
Genesis NEJD Holdings, LLC	Delaware	76-0513049
Genesis Odyssey, LLC	Delaware	76-0513049
Genesis Offshore, LLC	Delaware	76-0513049
Genesis Pipeline Alabama, LLC	Alabama	76-0513049
Genesis Pipeline Texas, L.P.	Delaware	76-0513049
Genesis Pipeline USA, L.P.	Delaware	76-0513049
Genesis Poseidon, LLC	Delaware	76-0513049
Genesis Rail Services, LLC	Delaware	76-0513049
Genesis Sekco, LLC	Delaware	76-0513049
Genesis Syngas Investments, L.P.	Delaware	76-0513049
Milam Services, Inc.	Delaware	36-4704817
Pronghorn Rail Services, LLC	Delaware	76-0513049
Red River Terminals, L.L.C.	Louisiana	76-0513049
TDC Services, LLC	Delaware	26-0614359
TDC, L.L.C.	Louisiana	76-0513049
Texas City Crude Oil Terminal, LLC	Delaware	76-0513049

*	The address for each registrant’s principal executive office is 919 Milam, Suite 2100 Houston, Texas 77002 and the telephone number for each registrant’s principal executive office is (713) 860-2500.

2

EXPLANATORY NOTE

This Post-Effective Amendment to the Registration Statement (File No. 333-180876) is being filed for the purpose of adding BR Port Services, LLC, a Delaware limited liability company, Casper Express Pipeline, LLC, a Delaware limited liability company, Genesis BR, LLC, a Delaware limited liability company and Pronghorn Rail Services, LLC, a Delaware limited liability company (collectively, the “Additional Co-Registrants”), each a wholly-owned subsidiary of Genesis Energy, L.P., as Co-Registrants that may potentially be guarantors of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

3

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the costs and expenses, other than selling or underwriting discounts and commissions, we expect to incur in connection with the issuance and distribution of the securities being registered. All amounts shown are estimated except the Commission registration fee. Genesis Energy, L.P. will bear all such costs and expenses.

Securities and Exchange Commission registration fee*	$ **
Accounting fees and expenses	**
Legal fees and expenses	**
Printing and engraving expenses	**
Transfer agent and registrar fees	**
Trustee fees and expenses	**
Listing fees	**
Miscellaneous	**

Total	$ **

*	Under Rules 456(b) and 457(r), the Commission registration fee will be paid at the time of any particular offering of securities under the registration statement, and is therefore not currently determinable.
**	These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Genesis Energy, L.P.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited partnership agreement, a Delaware limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever. The partnership agreement of Genesis Energy, L.P. provides that Genesis Energy, L.P. will indemnify (to the fullest extent permitted by applicable law) certain persons (each, an “Indemnitee”) from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts incurred by such Indemnitee in connection with any claim, demand, action, suit or proceeding to which the Indemnitee is or was an actual or threatened party by reason or its status as an Indemnitee. This indemnity is available only if the Indemnitee acted in good faith, in a manner in which such Indemnitee believed to be in, or not opposed to, the best interests of Genesis Energy, L.P. and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. Indemnitees include our general partner, any Departing Partner (as defined in the partnership agreement of Genesis Energy, L.P.), any affiliate of our general partner or any Departing Partner, any person who is or was a director, officer, employee, agent or trustee of our general partner or any Departing Partner or any affiliate of either (including Genesis Energy, L.P. and its subsidiaries), or any person who is or was serving at the request of our general partner, any Departing Partner, or any such affiliate as a director, officer, employee, member, partner, agent fiduciary or trustee of another person. Expenses subject to indemnity will be paid by the partnership to the Indemnitee in advance, subject to receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to indemnification. Genesis Energy, L.P. will, to the extent commercially reasonable, purchase and maintain insurance on behalf of the Indemnitees, whether or not Genesis Energy, L.P. would have the power to indemnify such Indemnitees against liability under the partnership agreement.

Genesis Energy, L.P. has entered into indemnification agreements with the directors of its general partner. Those agreements provide, among other things, that Genesis Energy, L.P. will indemnify each director in the event that such director becomes a party or otherwise a participant in any action or proceeding on account of such director’s service as a director (or service for another entity in any capacity at the request of our general partner or Genesis Energy, L.P.) to the fullest extent permitted by applicable law. Under each indemnification agreement, Genesis Energy, L.P. has agreed to pay, in advance of the final disposition of any such action or proceeding, expenses (including attorneys’ fees) incurred by each director in defending or otherwise responding to such action or proceeding. The contractual rights to indemnification provided by the indemnification agreements are subject to the limitations and conditions specified in those agreements, and are in addition to any other rights the directors may have under our general partner’s limited liability company agreement and the partnership agreement of Genesis Energy, L.P. (each as amended from time to time) and applicable law. Our general partner is party to each of those indemnification agreements. Genesis Energy, L.P. has joint and several liability with our general partner for all obligations owed to those directors under those indemnification agreements. Under the partnership agreement of Genesis Energy, L.P., it has agreed to reimburse and indemnify our general partner for all costs and expenses it incurs in connection with being general partner of Genesis Energy, L.P., including any costs and expenses related to indemnifying its directors.

Reference is made to Exhibit 1.1 hereto, which will contain provisions for indemnification of Genesis Energy, L.P., our general partner and its directors, officers and any controlling persons, against certain liabilities for information furnished by the underwriters and/or agents, as applicable, expressly for use in a prospectus supplement.

Genesis Energy Finance Corporation

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of any such threatened, pending or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145. Also, Article VIII of the certificate of incorporation and Article VIII of the bylaws of Genesis Energy Finance Corporation provide for the indemnification of directors and officers of the company and such directors and officers who serve at the request of the company as directors, officers, employees or agents of any other enterprise against certain liabilities under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling our company as set forth above, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 16. EXHIBITS

Exhibit Number	Description

1.1*	Underwriting Agreement

2.1#	Purchase and Sale Agreement by and among by and among Florida Marine Transporters, Inc., FMT Heavy Oil Transportation, LLC, FMT Industries, L.L.C., JAR Assets Inc., Pasentine Family Enterprises, LLC, PBC Management, Inc. and GEL Marine, LLC dated as of June 24, 2011 (incorporated by reference to Exhibit 2.1 to Form 8-K filed on June 30, 2011, file No. 001-12295)

2.2#	Purchase and Sale Agreement, dated as of October 28, 2011, by and between Marathon Oil Company and Genesis Energy, L.P. regarding interest in Poseidon Oil Pipeline Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Form 8-K filed on January 9, 2012, File No. 001-12295)

2.3#	Purchase and Sale Agreement, dated as of October 28, 2011, by and between Marathon Oil Company and Genesis Energy, L.P. regarding interest in Odyssey Pipeline L.L.C. (incorporated by reference to Exhibit 2.2 to Form 8-K filed on January 9, 2012, File No. 001-12295)

Exhibit Number	Description

2.4#	Purchase and Sale Agreement, dated as of October 28, 2011, by and between Marathon Oil Company and Genesis Energy, L.P. regarding interests in Eugene Island Pipeline System and certain related pipelines (incorporated by reference to Exhibit 2.3 to Form 8-K filed on January 9, 2012, File No. 001-12295)

4.1	Certificate of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to Registration Statement on Form S-1, File No. 333-11545)

4.2	Amendment to the Certificate of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.2 to Form 10-Q filed on August 8, 2011, File No. 001-12295)

4.3	Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.1 to Form 8-K filed on January 3, 2011, File No. 001-12295)

4.4	Certificate of Conversion of Genesis Energy, Inc., a Delaware corporation, into Genesis Energy, LLC, a Delaware limited liability company (incorporated by reference to Exhibit 3.1 to Form 8-K filed on January 7, 2009, File No. 001-12295)

4.5	Certificate of Formation of Genesis Energy, LLC (incorporated by reference to Exhibit 3.2 to Form 8-K filed on January 7, 2009, File No. 001-12295)

4.6	Second Amended and Restated Limited Liability Company Agreement of Genesis Energy, LLC (incorporated by reference to Exhibit 3.2 to Form 8-K filed on January 3, 2011, File No. 001-12295)

4.7	Certificate of Incorporation of Genesis Energy Finance Corporation, dated as of November 26, 2006 (incorporated by reference to Exhibit 3.7 to Registration Statement on Form S-4 filed on September 26, 2011, File No. 333-177012)

4.8	Bylaws of Genesis Energy Finance Corporation (incorporated by reference to Exhibit 3.8 to Registration Statement on Form S-4 filed on September 26, 2011, File No. 333-177012)

4.9	Form of Common Unit Certificate of Genesis Energy, L.P. (incorporated by reference to Exhibit 4.1 to Form 10-K filed on March 17, 2008, File No. 001-12295)

4.10	Unitholder Rights Agreement dated as of July 25, 2007 (incorporated by reference to Exhibit 10.4 to Form 8-K filed July 31, 2007, File No. 001-12295)

4.11	Amendment No. 1 to Unitholder Rights Agreement dated as of October 15, 2007 (incorporated by reference to Exhibit 10.2 to Form 8-K filed October 19, 2007, File No. 001-12295)

4.12	Amendment No. 2 to Unitholder Rights Agreement dated as of December 28, 2010 (incorporated by reference to Exhibit 10.3 to Form 8-K filed January 3, 2011, File No. 001-12295)

4.13***	Form of Senior Indenture

4.14***	Form of Subordinated Debt Indenture

4.15*	Form of Debt Securities

5.1***	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities (other than the subsidiary guarantees of the Additional Co-Registrants)

5.2***	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law

5.3***	Opinion of Liskow & Lewis concerning certain matters of Louisiana law

5.4**	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the subsidiary guarantees of the Additional Co-Registrants

8.1***	Opinion of Akin Gump Strauss Hauer & Feld LLP as to certain federal income tax matters

12.1***	Computation of Ratio of Earnings to Fixed Charges

23.1**	Consent of Deloitte & Touche LLP

23.2***	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)

23.3**	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.4)

23.4***	Consent of McDavid, Noblin & West PLLC (included in Exhibit 5.2)

Exhibit Number	Description

23.5***	Consent of Liskow & Lewis (included in Exhibit 5.3)

23.6***	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1)

24.1**	Powers of Attorney (included on the signature page of the Registration Statement)

25.1***	Form T-1 Statement of Eligibility and Qualification with respect to the Senior Debt Indenture

25.2***	Form T-1 Statement of Eligibility and Qualification with respect to the Subordinated Debt Indenture

*	To be filed as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 or in a post-effective amendment to this registration statement.
**	Filed herewith.
***	Previously filed as an exhibit to this Registration Statement.
#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

ITEM 17. UNDERTAKINGS

(a)	The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in the reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on May 12, 2014.

GENESIS ENERGY, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints Grant E. Sims, Robert V. Deere, Kristen O. Jesulaitis and Karen N. Pape, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on May 12, 2014.

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)*

/s/ Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)
Grant E. Sims

/s/ Robert V. Deere	Chief Financial Officer (Principal Financial Officer)
Robert V. Deere

/s/ Karen N. Pape	Senior Vice President and Controller (Principal Accounting Officer)
Karen N. Pape

/s/ Conrad P. Albert	Director
Conrad P. Albert

/s/ Corbin J. Robertson III	Director
Corbin J. Robertson III

/s/ James E. Davison	Director
James E. Davison

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)*

/s/ James E. Davison, Jr.	Director
James E. Davison, Jr.

/s/ Kenneth M. Jastrow, II	Director
Kenneth M. Jastrow, II

/s/ Jack T. Taylor	Director
Jack T. Taylor

/s/ Sharilyn S. Gasaway	Director
Sharilyn S. Gasaway

*	Genesis Energy, LLC is the sole general partner of Genesis Energy, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on May 12, 2014.

GENESIS ENERGY FINANCE CORPORATION

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints Grant E. Sims, Robert V. Deere, Kristen O. Jesulaitis and Karen N. Pape, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on May 12, 2014.

SIGNATURE	TITLE

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer and Director (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller and Director (Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on May 12, 2014.

GENESIS CO2 PIPELINE, L.P. GENESIS CRUDE OIL, L.P. GENESIS NATURAL GAS PIPELINE, L.P. GENESIS PIPELINE TEXAS, L.P. GENESIS PIPELINE USA, L.P. GENESIS SYNGAS INVESTMENTS, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints Grant E. Sims, Robert V. Deere, Kristen O. Jesulaitis and Karen N. Pape, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on May 12, 2014.

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)*

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller (Principal Accounting Officer)

/s/ Conrad P. Albert Conrad P. Albert	Director

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)*

/s/ Conrad J. Robertson III Corbin J. Robertson III	Director

/s/ James E. Davison James E. Davison	Director

/s/ James E. Davison, Jr. James E. Davison, Jr.	Director

/s/ Kenneth M. Jastrow, II Kenneth M. Jastrow, II	Director

/s/ Jack T. Taylor Jack T. Taylor	Director

/s/ Sharilyn S. Gasaway Sharilyn S. Gasaway	Director

*	Genesis Energy, LLC is the sole general partner of Genesis Crude Oil, L.P., Genesis Pipeline Texas, L.P., Genesis Pipeline USA, L.P., Genesis CO2 Pipeline, L.P., Genesis Natural Gas Pipeline, L.P., and Genesis Syngas Investments, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on May 12, 2014.

DAVISON TRANSPORTATION SERVICES, INC. MILAM SERVICES, INC.

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints Grant E. Sims, Robert V. Deere, Kristen O. Jesulaitis and Karen N. Pape, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on May 12, 2014.

SIGNATURE	TITLE

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer and Director (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller and Director (Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on May 12, 2014.

BR PORT SERVICES, LLC

CASPER EXPRESS PIPELINE, LLC

DAVISON PETROLEUM SUPPLY, LLC

DAVISON TRANSPORTATION SERVICES, LLC

GEL CHOPS GP, LLC

GEL LOUISIANA FUELS, LLC

GEL ODYSSEY, LLC

GEL OFFSHORE, LLC

GEL OFFSHORE PIPELINE, LLC

GEL POSEIDON, LLC

GEL SEKCO, LLC

GEL TEX MARKETING, LLC

GEL WYOMING, LLC

GENESIS BR, LLC

GENESIS CHOPS I, LLC

GENESIS CHOPS II, LLC

GENESIS DAVISON, LLC

GENESIS FREE STATE HOLDINGS, LLC

GENESIS MARINE, LLC

GENESIS NEJD HOLDINGS, LLC

GENESIS ODYSSEY, LLC

GENESIS OFFSHORE, LLC

GENESIS PIPELINE ALABAMA, LLC

GENESIS POSEIDON, LLC

GENESIS RAIL SERVICES, LLC

GENESIS SEKCO, LLC

PRONGHORN RAIL SERVICES, LLC

RED RIVER TERMINALS, L.L.C.

TDC, L.L.C.

TDC SERVICES, LLC

TEXAS CITY CRUDE OIL TERMINAL, LLC

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints Grant E. Sims, Robert V. Deere, Kristen O. Jesulaitis and Karen N. Pape, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on May 12, 2014.

SIGNATURE	TITLE

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer* (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer* (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller* (Principal Accounting Officer)

*	Of the Registrant and of (i) Genesis Energy, LLC, in its capacity as the general partner of Genesis Crude Oil, L.P., in its capacity as the sole member of BR Port Services, LLC, Casper Express Pipeline, LLC, Genesis BR, LLC, Genesis CHOPS I, LLC, Genesis CHOPS II, LLC, Genesis Davison, LLC, Genesis Free State Holdings, LLC, Genesis Marine, LLC, Genesis Odyssey, LLC, Genesis Offshore, LLC, Genesis Pipeline Alabama, LLC, Genesis Poseidon, LLC, Genesis Rail Services, LLC, Genesis Sekco, LLC, GEL Wyoming, LLC and Pronghorn Rail Services, LLC; (ii) Genesis Davison, LLC, in its capacity as the sole member of Davison Petroleum Supply, LLC, Davison Transportation Services, LLC, Red River Terminals, L.L.C. and Texas City Crude Oil Terminal, LLC; (iii) Genesis Energy, LLC, in its capacity as the general partner of Genesis Energy, L.P., in its capacity as the sole member of Genesis NEJD Holdings, LLC; (iv) Davison Petroleum Supply, LLC, in its capacity as the sole member of GEL Louisiana Fuels, LLC, GEL Tex Marketing, LLC and TDC, L.L.C.; (v) Genesis CHOPS II, LLC, in its capacity as the sole member of GEL CHOPS GP, LLC; (vi) Genesis Sekco, LLC, in its capacity as the sole member of GEL Sekco, LLC; (vii) Genesis Offshore, LLC, in its capacity as the sole member of GEL Offshore, LLC; (viii) GEL Offshore, LLC, in its capacity as the sole member of GEL Offshore Pipeline, LLC; (ix) Genesis Poseidon, LLC, in its capacity as the sole member of GEL Poseidon, LLC; (x) Genesis Odyssey, LLC, in its capacity as the sole member of GEL Odyssey, LLC; and (xi) Davison Transportation Services, Inc., in its capacity as the sole member of TDC Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on May 12, 2014.

GENESIS ENERGY, LLC

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints Grant E. Sims, Robert V. Deere, Kristen O. Jesulaitis and Karen N. Pape, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on May 12, 2014.

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller (Principal Accounting Officer)

/s/ Conrad P. Albert Conrad P. Albert	Director

/s/ Conrad J. Robertson III Corbin J. Robertson III	Director

/s/ James E. Davison James E. Davison	Director

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)

/s/ James E. Davison, Jr. James E. Davison, Jr.	Director

/s/ Kenneth M. Jastrow, II Kenneth M. Jastrow, II	Director

/s/ Jack T. Taylor Jack T. Taylor	Director

/s/ Sharilyn S. Gasaway Sharilyn S. Gasaway	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on May 12, 2014.

GEL CHOPS I, L.P. GEL CHOPS II, L.P.

By:	GEL CHOPS GP, LLC, its general partner

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints Grant E. Sims, Robert V. Deere, Kristen O. Jesulaitis and Karen N. Pape, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on May 12, 2014.

SIGNATURE	TITLE

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer* (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer* (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller* (Principal Accounting Officer)

*	Of GEL CHOPS GP, LLC, in its capacity as the sole general partner of GEL CHOPS I, L.P. and GEL CHOPS II, L.P., and of Genesis CHOPS II, LLC, in its capacity as the sole member of GEL CHOPS GP, LLC.

INDEX TO EXHIBITS

Exhibit Number	Description

1.1*	Underwriting Agreement

2.1#	Purchase and Sale Agreement by and among by and among Florida Marine Transporters, Inc., FMT Heavy Oil Transportation, LLC, FMT Industries, L.L.C., JAR Assets Inc., Pasentine Family Enterprises, LLC, PBC Management, Inc. and GEL Marine, LLC dated as of June 24, 2011 (incorporated by reference to Exhibit 2.1 to Form 8-K filed on June 30, 2011, file No. 001-12295)

2.2#	Purchase and Sale Agreement, dated as of October 28, 2011, by and between Marathon Oil Company and Genesis Energy, L.P. regarding interest in Poseidon Oil Pipeline Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Form 8-K filed on January 9, 2012, File No. 001-12295)

2.3#	Purchase and Sale Agreement, dated as of October 28, 2011, by and between Marathon Oil Company and Genesis Energy, L.P. regarding interest in Odyssey Pipeline L.L.C. (incorporated by reference to Exhibit 2.2 to Form 8-K filed on January 9, 2012, File No. 001-12295)

2.4#	Purchase and Sale Agreement, dated as of October 28, 2011, by and between Marathon Oil Company and Genesis Energy, L.P. regarding interests in Eugene Island Pipeline System and certain related pipelines (incorporated by reference to Exhibit 2.3 to Form 8-K filed on January 9, 2012, File No. 001-12295)

4.1	Certificate of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to Registration Statement on Form S-1, File No. 333-11545)

4.2	Amendment to the Certificate of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.2 to Form 10-Q filed on August 8, 2011, File No. 001-12295)

4.3	Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.1 to Form 8-K filed on January 3, 2011, File No. 001-12295)

4.4	Certificate of Conversion of Genesis Energy, Inc., a Delaware corporation, into Genesis Energy, LLC, a Delaware limited liability company (incorporated by reference to Exhibit 3.1 to Form 8-K filed on January 7, 2009, File No. 001-12295)

4.5	Certificate of Formation of Genesis Energy, LLC (incorporated by reference to Exhibit 3.2 to Form 8-K filed on January 7, 2009, File No. 001-12295)

4.6	Second Amended and Restated Limited Liability Company Agreement of Genesis Energy, LLC (incorporated by reference to Exhibit 3.2 to Form 8-K filed on January 3, 2011, File No. 001-12295)

4.7	Certificate of Incorporation of Genesis Energy Finance Corporation, dated as of November 26, 2006 (incorporated by reference to Exhibit 3.7 to Registration Statement on Form S-4 filed on September 26, 2011, File No. 333-177012)

4.8	Bylaws of Genesis Energy Finance Corporation (incorporated by reference to Exhibit 3.8 to Registration Statement on Form S-4 filed on September 26, 2011, File No. 333-177012)

4.9	Form of Common Unit Certificate of Genesis Energy, L.P. (incorporated by reference to Exhibit 4.1 to Form 10-K filed on March 17, 2008, File No. 001-12295)

4.10	Unitholder Rights Agreement dated as of July 25, 2007 (incorporated by reference to Exhibit 10.4 to Form 8-K filed July 31, 2007, File No. 001-12295)

4.11	Amendment No. 1 to Unitholder Rights Agreement dated as of October 15, 2007 (incorporated by reference to Exhibit 10.2 to Form 8-K filed October 19, 2007, File No. 001-12295)

4.12	Amendment No. 2 to Unitholder Rights Agreement dated as of December 28, 2010 (incorporated by reference to Exhibit 10.3 to Form 8-K filed January 3, 2011, File No. 001-12295)

4.13***	Form of Senior Indenture

4.14***	Form of Subordinated Debt Indenture

4.15*	Form of Debt Securities

5.1***	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities (other than the subsidiary guarantees of the Additional Co-Registrants)

Exhibit Number	Description

5.2***	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law

5.3***	Opinion of Liskow & Lewis concerning certain matters of Louisiana law

5.4**	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the subsidiary guarantees of the Additional Co-Registrants

8.1***	Opinion of Akin Gump Strauss Hauer & Feld LLP as to certain federal income tax matters

12.1***	Computation of Ratio of Earnings to Fixed Charges

23.1**	Consent of Deloitte & Touche LLP

23.2***	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)

23.3**	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.4)

23.4***	Consent of McDavid, Noblin & West PLLC (included in Exhibit 5.2)

23.5***	Consent of Liskow & Lewis (included in Exhibit 5.3)

23.6***	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1)

24.1**	Powers of Attorney (included on the signature page of the Registration Statement)

25.1***	Form T-1 Statement of Eligibility and Qualification with respect to the Senior Debt Indenture

25.2***	Form T-1 Statement of Eligibility and Qualification with respect to the Subordinated Debt Indenture

*	To be filed as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 or in a post-effective amendment to this registration statement.
**	Filed herewith.
***	Previously filed as an exhibit to this Registration Statement.
#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.